                                                              EXHIBIT  10.33

                       FOCAL COMMUNICATIONS CORPORATION
                           200 NORTH LASALLE STREET
                            CHICAGO, ILLINOIS 60601


                                October 1, 1998

FirstName LastName
Address1
City, State PostalCode



          RE:  FOCAL COMMUNICATIONS CORPORATION AMENDED AND
               --------------------------------------------
               RESTATED NONQUALIFIED STOCK OPTION AGREEMENT
               --------------------------------------------

Dear FirstName:

          The Company is pleased to advise you that its Board of Directors (the "Board") has granted to you stock options ("Options") under the Focal Communications Corporation 1997 Nonqualified Stock Option Plan, as amended from time to time (the "Plan"), subject to the following terms and conditions:

          1.  DEFINITIONS.  For the purposes of this Agreement, the following
              -----------
terms shall have the meanings set forth below:

          "Change in Control" shall mean the occurrence of any of the following
           -----------------
events:

          (a) The Company is merged or consolidated or reorganized with or into another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of Directors immediately prior to such transaction;

          (b) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Common Stock immediately prior to such sale or transfer;

          (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), as promulgated in each case pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined in Rule 13d-3 promulgated under the Exchange Act or any successor rule or regulation promulgated thereunder) of securities representing 50% or more of the Voting Power; or

          (d) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors and any new Directors whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election was previously so approved cease for any reason to constitute a majority of the Directors.

Notwithstanding the provisions of subparagraph (c) above, a "Change in Control" shall not be deemed to have occurred for the purposes of this Agreement (i) solely because MDCP either files or becomes obligated to file a report on
Schedule 13D (or any successor schedule or report), as promulgated pursuant to the Exchange Act, disclosing beneficial ownership by it of securities representing 50% or more of the Voting Power, (ii) solely because the Company or any Company-sponsored employee stock ownership plan or other employee benefit plan of the Company either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or
Schedule 14A (or any successor schedule, form or report or item therein), as promulgated in each case pursuant to the Exchange Act, disclosing beneficial ownership by it of securities representing 50% or more of the Voting Power or otherwise, or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership or (iii) solely because of a change in control of any subsidiary (as the term "subsidiary" is defined in Section 424(f) of the Code) of the Company.

          "Code" shall mean the Internal Revenue Code of 1986, as amended, and
           ----
any successor statute.

          "Common Stock" shall mean the Company's Class A Common Stock, par
           ------------
value $.01 per share, or in the event that the outstanding Common Stock is hereafter changed into or exchanged for different stock or securities of the Company, such other stock or securities.

          "Company" shall mean Focal Communications Corporation, a Delaware
           -------
corporation, and (except to the extent the context requires otherwise) any subsidiary corporation of Focal Communications Corporation, as the term "subsidiary" is defined in Section 424(f) of the Code.

          "Director" shall mean a member of the Board.
           --------

          "Disability" shall mean your inability, due to illness, accident,
           ----------
injury, physical or mental incapacity or other disability, to carry out effectively your duties and obligations to the Company or to participate effectively and actively in the management of the Company for a period anticipated to last at least 6 months, as determined by the Board in its good faith discretion.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, and any successor statute.

          "Fair Market Value" of the Common Stock shall be the average, over a
           -----------------
period of 21 days consisting of the day as of which Fair Market Value is being determined and the 20 consecutive business days prior to such day, of the average of the closing prices of the sales of the Common Stock on all securities exchanges on which the Common Stock may at that time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day the Common Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated or any similar successor organization. If at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board.

          "Grant Date" shall mean the date of this Option grant letter first
           ----------
written above.

          "Initial Public Offering" shall mean the initial underwritten offering
           -----------------------
of equity securities of the Company to the general public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission pursuant to the Securities Act, provided that neither of the following shall constitute an Initial Public Offering: (i) any issuance of Common Stock as consideration or financing for a merger or acquisition or (ii) any issuance of Common Stock, or rights to acquire Common Stock, to employees of the Company as part of an incentive or compensation plan.

          "MDCP" shall mean Madison Dearborn Capital Partners, L.P., a Delaware
           ----
limited partnership.

          "Option Shares" shall mean the shares of Common Stock issuable upon
           -------------
the exercise of the Options and, until the consummation of the Initial Public Offering shall occur, any and all shares of Common Stock that may be issued in respect of such shares of Common Stock pursuant to a stock dividend, stock split, reorganization, recapitalization, merger, consolidation, conversion or other transaction or event effecting a change in the capital structure of the Company or otherwise affecting the Common Stock. Until the consummation of the Initial Public Offering shall occur, (i) all such shares of Common Stock shall continue to be Option Shares in the hands of any holder thereof other than you (except the Company and any purchaser of such shares of Common Stock pursuant to the repurchase provisions of paragraph 12 below or the provisions of paragraphs 14(b),

14(c) and 16 below), and (ii) each such holder shall automatically succeed to your rights and obligations hereunder as a holder of Option Shares.

          "Registration Agreement" shall mean that certain Registration
           ----------------------
Agreement dated as of November 27, 1996, by and among the Company and certain investors, as amended from time to time.

          "Sale of the Company" shall mean a Change in Control pursuant to
           -------------------
subparagraph (a) or (b) of the definition of Change in Control above that occurs prior to the consummation of the Initial Public Offering.

          "Securities Act" shall mean the Securities Act of 1933, as amended,
           --------------
and any successor statute.

          "Successor Entity" shall mean a successor to the Company by merger,
           ----------------
consolidation or other business combination or a purchaser of all or substantially all of the Company's assets or a majority of the Company's outstanding voting securities, as the case may be.

          "Voting Power" shall mean, at any time, the votes relating to the
           ------------
then-outstanding securities entitled to vote generally in the election of Directors.

          2.  THE OPTIONS.
              -----------

          (a) Exercise Price and Type of Options.  The Company is granting to
              ----------------------------------
you Options. Each of your Options is for the purchase of 1/500th of a share of Common Stock at a price per share of $1,500.00 (the "Exercise Price"), payable upon exercise as set forth in paragraph 2(b) below. Your Options are not intended to be "incentive stock options" within the meaning of Section 422 of the Code.

          (b) Payment of Option Price.  Subject to the provisions of paragraphs
              -----------------------
3 and 4 below, your Options may be exercised in whole or in part upon payment of an amount (the "Option Price") equal to the product of (i) the Exercise Price multiplied by (ii) the number of Option Shares (including any fractional share) to be acquired; provided, however, that following the consummation of the Initial Public Offering, (i) the Exercise Price shall be multiplied by the number of whole Option Shares to be acquired, and (ii) any fractional share shall be settled in cash in accordance with the provisions of clause (b) of the last sentence of paragraph 5 below. The Option Price shall be payable (i) in cash (including check, bank draft, money order or, following the consummation of the Initial Public Offering, from the proceeds of sale through a broker on a date satisfactory to the Company of some or all of the Option Shares to which the exercise relates), (ii) by transfer to the Company of shares of Common Stock that, at the time of exercise, have been held by you for at least six months and, by themselves or together with cash, have a Fair Market Value equal to the Option Price, or (iii) in the discretion of the Board, by delivery of a promissory note in accordance with policies approved by the Board.

          3.  EXERCISABILITY/VESTING.
              ----------------------

          (a) Vesting Schedule.  Your Options may be exercised only to the
              ----------------
extent that they shall have become vested. Except as otherwise provided in paragraphs 3(b)(i) and 3(c) below, your options shall vest and become exercisable with respect to the following percentages of your Option Shares (rounded to the nearest whole share) on the following vesting dates, provided that you are then employed by (or are then serving as a director of) the Company and shall have been continuously employed by (or shall have continuously served as a director of) the Company from the Grant Date through such vesting date:

------------------------------------------------------------------------------
                                            Cumulative Percentage of Options
           Vesting Date                        Vested on such Vesting Date
           ------------                        ---------------------------
------------------------------------------------------------------------------

12-month anniversary of the Grant Date                       25%
------------------------------------------------------------------------------

18-month anniversary of the Grant Date                       37.5%
------------------------------------------------------------------------------

24-month anniversary of the Grant Date                       50%
------------------------------------------------------------------------------

30-month anniversary of the Grant Date                       62.5%
------------------------------------------------------------------------------

36-month anniversary of the Grant Date                       75%
------------------------------------------------------------------------------

42-month anniversary of the Grant Date                       87.5%
------------------------------------------------------------------------------

48-month anniversary of the Grant Date                       100%
------------------------------------------------------------------------------


          (b) Treatment of Options upon a Change in Control. Upon the occurrence
              ---------------------------------------------
of a Change in Control:

          (i) Partial Acceleration of Vesting. Your Options shall automatically become immediately vested and exercisable to the extent that they would have otherwise become vested and exercisable 12 months from and after the date of the Change in Control pursuant to paragraph 3(a) above, had you been continuously employed by (or continuously served as a director of) the Company during such twelve-month period (and any Options then remaining unvested and unexercisable shall continue to vest and become exercisable on the anniversaries of the Grant Date set forth in paragraph 3(a), less 12 months in the case of each such anniversary, so that the vesting schedule set forth in paragraph 3(a) shall have been effectively accelerated by 12 months, subject to your continuous employment by (or continuous service as a director of) the Company as provided in paragraph 3(a)); and

          (ii) Conversion of Options. Except as otherwise provided in paragraph 16(a) with respect to an Approved Sale (as defined in Section 16(a)), if the outstanding shares of Common Stock are converted into or exchanged for a different number or kind of shares or other securities or other consideration, your Options shall be exchanged for or otherwise converted into economically and otherwise substantively equivalent (as determined by the Board in its good faith discretion in accordance with the
     Plan) options to purchase shares of stock or other equity securities of any Successor Entity.

          (c) Acceleration of Vesting upon Discharge in Anticipation of or
              ------------------------------------------------------------
Following a Change in Control.  If your employment is terminated by the Company
-----------------------------
in connection with or anticipation of a Change in Control, or if your employment is terminated by the Company or a Successor Entity at any time during the two-year period commencing on the date of a Change in Control, your Options shall automatically become fully vested and immediately exercisable upon such termination of your employment. For the purposes of this paragraph 3(c), your employment shall be deemed to have been terminated by the Company or a Successor Entity, if your employment is actually terminated by the Company or a Successor Entity or is terminated by you as a result of (i) a material reduction in your total compensation without your consent (it being understood that a change in the form or measure of compensation, including but not limited to a change from salary-based compensation to commission-based compensation or a rearrangement of your compensation package to include a different combination of salary, bonus, commission, options or other equity incentives, etc., shall not in and of itself constitute such a reduction) or (ii) a relocation of your place of employment to a site that is at least 50 miles from your then-current place of employment without your consent.

          4.  EXPIRATION OF OPTIONS.
              ---------------------

          (a) Normal Expiration.  In no event shall any portion of your Options
              -----------------
be exercisable after the tenth anniversary of the Grant Date.

          (b) Early Expiration upon Termination of Employment. Except as
              -----------------------------------------------
otherwise provided in paragraph 3(c) above, any portion of your Options that shall not have become vested and exercisable in accordance with the provisions of paragraph 3(a) or 3(b)(i) above shall automatically expire and be forfeited immediately upon the termination of your employment with the Company for any reason. Subject to the provisions of paragraph 4(a) above, any unexercised portion of your Options that shall have become vested and exercisable in accordance with the provisions of paragraph 3 above on or prior to the date of termination of your employment shall remain exercisable for a period of 60 days from and after the date of termination of your employment.

          5.  PROCEDURE FOR EXERCISE OF OPTIONS.  To the extent that your
              ---------------------------------
Options shall have vested and become exercisable in accordance with the provisions of paragraph 3 above, they may be exercised in whole or in part from time to time, subject to the provisions of paragraph 4 above, by delivering to the Company (to the attention of the Secretary of the Company) (a) written notice of exercise, specifying (i) the number of Options being exercised and
(ii) the number of Option Shares (including any fractional share, if the exercise shall occur prior to the consummation of the Initial Public Offering) being acquired, (b) payment of the Option Price in accordance with the provisions of paragraph 2(b) above, and (c) if the exercise shall occur prior to the consummation of the Initial Public Offering, your written acknowledgment that you have read and been afforded an opportunity to ask questions of the Company's management regarding all financial and other information provided to you regarding the Company. As a condition to any exercise of your options prior to the consummation of an Initial Public Offering, (a) you shall permit the Company to deliver to you all financial and other information regarding the Company that the Company shall believe necessary to enable you to make an informed investment decision, and (b) you shall make all customary investment representations that the Company shall require. Following the consummation of the Initial Public Offering, (a) the Company shall not be obligated to issue any fractional Option Share, and (b) any fractional Option Share shall be settled in cash, based on the Fair Market Value of the Common Stock on the date of exercise.

          6.  COMPLIANCE WITH SECURITIES LAWS.  You represent that, when you
              -------------------------------
exercise any of your Options, you shall be purchasing Option Shares for your own account and not on behalf of others. You understand and acknowledge that federal and state securities laws govern and restrict your right to offer, sell or otherwise dispose of any Option Shares unless your offer, sale or other disposition thereof is registered under the Securities Act and state securities laws or, in the opinion of the Company's counsel, such offer, sale or other disposition is exempt from registration or qualification thereunder. You agree that you shall not offer, sell or otherwise dispose of any Option Shares in any manner that would (a) require the Company to file any registration statement with the Securities and Exchange Commission (or any similar filing under state law) or to amend or supplement any such filing or (b) violate or cause the Company to violate the Securities Act, the rules and regulations promulgated thereunder or any other state or federal law. You further understand that the certificates for any Option Shares you purchase shall bear such legends as the Company deems necessary or desirable in connection with the Securities Act or other rules, regulations or laws, and you agree that, at the time of such purchase, you shall execute such documents necessary for the Company to perfect exemptions from registration under federal and state securities laws as the Company may deem necessary or advisable.

          7.  NON-TRANSFERABILITY OF OPTIONS.  Your Options are personal to you
              ------------------------------
and are not transferable by you other than by will or the laws of descent and distribution. During your lifetime only you (or your guardian or legal representative) may exercise your Options. In the event of your death, your Options may be exercised only (a) by the executor or administrator of your estate or the person or persons to whom your rights under the Options shall pass by will or the laws of descent and distribution and (b) to the extent that you were entitled hereunder at the date of your death.

          8.  CONFORMITY WITH PLAN.  Your Options are intended to conform in all
              --------------------
respects with, and are subject to all applicable provisions of, the Plan (a copy of which is attached hereto and incorporated herein by reference). Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this Agreement, you acknowledge your receipt of this Agreement and the Plan and agree to be bound by all of the terms of this Agreement and the Plan.

          9.  RIGHTS OF PARTICIPANTS.  Nothing in this Agreement shall interfere
              ----------------------
with or limit in any way the right of the Company to terminate your employment at any time and for any reason or confer upon you any right to continue in the employ of the Company for any period of time or to continue your present (or any other) rate of compensation, and in the event of your termination of employment at any time and for any reason, any portion of your Options that are not then vested and exercisable in accordance with the provisions of paragraph 3 above shall expire and be forfeited in accordance with the provisions of paragraph 4(b) above. Nothing in this Agreement shall confer upon you any right to be selected again as a Plan participant, and nothing in the Plan or this Agreement shall provide for any adjustment to the number of Option Shares subject to your Options upon the occurrence of subsequent events except as provided in paragraph 11 below.

          10.  WITHHOLDING OF TAXES.  If the Company shall be required to
               --------------------
withhold any federal, state, local or foreign tax in connection with any exercise of your Options, you shall pay the tax or make provisions that are satisfactory to the Company for the payment thereof. Following the consummation of the Initial Public Offering, you may elect to satisfy all or any part of any such withholding obligation by surrendering to the Company a portion of the Option Shares that are issued or transferred to you upon the exercise of your Options, and the Option Shares so surrendered by you shall be credited against any such withholding obligation at the Fair Market Value thereof on the date of exercise.

          11.  ADJUSTMENTS.  In the event of a reorganization, recapitalization,
               -----------
stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board may make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by your Options and the Exercise Price specified herein as the Board may determine to be appropriate and equitable in order to prevent the dilution or enlargement of rights under your Option. The issuance by the Company of shares of stock of any class, or options or securities exercisable or convertible into shares of stock of any class, for cash or property or labor or services, upon direct sale, or upon the exercise of rights or warrants to subscribe therefor, or upon the exercise or conversion of other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to any Options.

          12.  RIGHT TO REPURCHASE OPTION SHARES UPON TERMINATION OF EMPLOYMENT
               -----------------------------------------------------------------
PRIOR TO CONSUMMATION OF INITIAL PUBLIC OFFERING.  Prior to the consummation of
------------------------------------------------
the Initial Public Offering:

          (a) Repurchase of Option Shares.  If your employment with the Company
              ---------------------------
     shall terminate for any reason (the date on which such termination shall occur being referred to as the "Termination Date"), then the Company (or
                                     ----------------
     its assignee pursuant to paragraph 12(c)) shall have the option to repurchase all or any portion of your Option Shares issued or issuable upon exercise of your Options, whether held by you or by one or more of your transferees, at the price determined in accordance with the provisions of paragraph 13 (the "Repurchase Option").
                        -----------------

          (b) Repurchase by Company.  The Company may elect to purchase all or
              ---------------------
     any portion of the Option Shares by delivery of written notice (the "Repurchase Notice") to you or any other holder(s) of the Option Shares
     ------------------
     within the 20 days prior to and including, or within the 120 days following, the Termination Date. The Repurchase Notice shall set forth the number of Option Shares to be acquired from you and such other holder(s), the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. The number of Option Shares to be repurchased by the Company shall first be satisfied to the extent possible from the Option Shares held by you at the time of delivery of the Repurchase Notice. If the number of Option Shares then held by you is less than the total number of Option Shares the Company has elected to repurchase, the Company shall repurchase the remaining Option Shares elected to be repurchased from the other holder(s) thereof, pro rata according to the number of Option Shares held by each such holder at the time of delivery of the Repurchase Notice (determined as closely as practicable to the nearest whole share).

          (c) Assignment of Repurchase Option.  By action of the Board, the
              -------------------------------
     Company may assign all or any portion of its repurchase rights under this paragraph 12 to any holder of Common Stock (an "Other Stockholder") or any
                                                     -----------------
     executive officer of the Company or any of its subsidiaries. Notwithstanding the foregoing sentence, the Company may not assign its right under paragraph 13(b) to pay a portion of the purchase price for any Option Shares repurchased hereunder in the form of a promissory note or to offset such purchase price against obligations or indebtedness owed by you to the Company.

          (d) Closing of Repurchase of Option Shares.  The repurchase of Option
              --------------------------------------
     Shares pursuant to this paragraph 12 shall be closed at the Company's executive offices not less than 20 days after the giving of the Repurchase Notice but not more than 20 days after the expiration of the 140-day period referred to in paragraph 12(b). At the closing, the purchaser or purchasers shall pay the purchase price in the manner specified in paragraph 13(b), and you and any other holder(s) of Option Shares being repurchased shall deliver the certificate or certificates representing such shares to the purchaser or purchasers or their nominees, accompanied by duly executed stock powers. (If any Option Shares issuable upon exercise of your Options shall be repurchased hereunder, such Options shall be deemed to have been exercised simultaneously with such repurchase.) Any purchaser of Option Shares pursuant to this paragraph 12 shall be entitled to receive customary representations and warranties from you and any other selling holder(s) of Option Shares regarding the sale of such shares (including representations and warranties regarding good title to such shares, free and clear of any liens or encumbrances) and to require the signatures of all sellers to be guaranteed by a national bank or reputable securities broker.

Upon the consummation of the Initial Public Offering, the provisions of this paragraph 12 shall automatically become null and void and of no further force or effect.

          13.  PURCHASE PRICE FOR OPTION SHARES.
               --------------------------------

          (a)  Purchase Price.  The purchase price to be paid for the Option
               --------------
Shares repurchased by the Company and Other Stockholders pursuant to paragraph 12 shall be equal to (i) in the case of Option Shares issued upon exercise of your Options prior to such repurchase, the Fair Market Value of such Option Shares as of the Termination Date, or (ii) in the case of Option Shares issuable upon exercise of your Options (which shall be deemed to have been exercised simultaneously with such repurchase), the Fair Market Value of such Option Shares as of the Termination Date minus the Option Price for such Option Shares.

          (b)  Manner of Payment.  If the Company elects to repurchase all or
               -----------------
any portion of the Option Shares, including Option Shares held by one or more transferees, the Company shall pay for such shares by delivery of a cashier's or certified check or wire transfer of immediately available funds in an amount equal to the purchase price of the Option Shares to be repurchased; provided, however, in the event that the Board determines in its good faith discretion that the Company is not in a position to pay in immediately available funds any or all of such repurchase price, the Company may pay a portion of the repurchase price for such Option Shares (which portion shall not exceed the Fair Market Value of such Option Shares (as of the date on which such Option Shares were originally issued to you) minus the Option Price for such Option Shares) in the form of a subordinated promissory note of the Company. Such subordinated promissory note shall bear interest at the rate paid on the Company's senior debt obligations (or if the Company has no such senior debt, at the prime rate announced or published by Citibank, N.A. from time to time), shall have all principal and accrued interest due and payable on the fifth anniversary of the date of issuance and shall be subordinated on terms and conditions satisfactory to the holder(s) of the Company's indebtedness for borrowed money. In addition, the Company may pay the purchase price for such Option Shares by offsetting amounts outstanding under any indebtedness or obligations owed by you to the Company. If the Company assigns any part of its Repurchase Option, each such assignee shall pay for that portion of such Option Shares with a cashier's or certified check or wire transfer of immediately available funds in an amount equal to the purchase price for such Option Shares to be purchased by the assignee.

          (c)  Termination of Purchase Price Provisions.  Upon the consummation
               ----------------------------------------
of the Initial Public Offering, the provisions of this paragraph 13 shall automatically become null and void and of no further force or effect.

          14.  RESTRICTIONS ON TRANSFER OF OPTION SHARES PRIOR TO CONSUMMATION
               ---------------------------------------------------------------
OF INITIAL PUBLIC OFFERING.  Prior to the consummation of the Initial Public
--------------------------
Offering:

          (a)  Transfer of Option Shares.  You shall not sell, assign, transfer,
               -------------------------
     pledge or otherwise dispose of or encumber any interest in any Option Shares (a "Transfer") except pursuant to the provisions of paragraphs 12,
                --------
     14(b) or 16 ("Exempt Transfers").
                   ----------------

          (b)  Certain Permitted Transfers.  The restrictions contained in this
               ---------------------------
     paragraph 14 shall not apply with respect to transfers of Option Shares (i) pursuant to applicable laws of descent and distribution or (ii) among your family group; provided, however, that the restrictions contained in this paragraph shall continue to be applicable to the Option Shares after any such transfer, and the transferees of such Option Shares shall agree in writing to be bound by the provisions of this Agreement. For the purposes of this paragraph 14(b), your "family group" means (i) persons related to you by blood, marriage or adoption, (ii) any trust solely for the benefit of you and/or the persons described in clause (i) of this sentence, and (iii) any limited partnership, limited liability partnership, limited liability company or similar entity, all of the equity interests of which are held by you and/or the persons described in clause (i) and/or clause (ii) of this sentence.

          (c)  Termination of Restrictions.  The restrictions on the transfer of
               ---------------------------
     Option Shares set forth in this paragraph 14 shall continue with respect to each Option Share until the date on which such Option Share has been transferred in an Exempt Transfer other than an Exempt Transfer contemplated by paragraph 14(b).

Upon the consummation of the Initial Public Offering, the provisions of this paragraph 14 shall automatically become null and void and of no further force or effect.

          15.  ADDITIONAL RESTRICTIONS ON TRANSFER.
               -----------------------------------

          (a)  Restrictive Legend.  Unless and until the Option Shares shall be
               ------------------
sold pursuant to a transaction registered under the Securities Act or pursuant to a transaction that complies with Rule 144 under the Securities Act, certificates representing Option Shares shall bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON ______, ____, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN OPTION AGREEMENT BETWEEN THE COMPANY AND ONE OF ITS EMPLOYEES, DATED AS OF [____________________________,
     ________] A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

          (b)  Opinion of Counsel.  You may not sell, assign, transfer, pledge
               ------------------
or otherwise dispose of or encumber any Option Shares (except pursuant to an effective registration statement under the Securities Act or, 90 days after the consummation of the Initial Public Offering, in compliance with Rule 701(c)(3) under the Securities Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company that registration under the Securities Act or any applicable state securities law is not required in connection with such transfer.

          (c)  Holdback.  You agree not to effect any public sale or
               --------
distribution of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for any equity securities of the Company, during the seven days preceding, and the 180 days following, the effectiveness of any underwritten Demand Registration (as defined in the Registration Agreement) or any underwritten Piggyback Registration (as defined in the Registration Agreement), except as part of any such underwritten registration if otherwise permitted.

          16.  SALE OF THE COMPANY PRIOR TO CONSUMMATION OF INITIAL PUBLIC
               -----------------------------------------------------------
OFFERING.  Prior to the consummation of the Initial Public Offering:
--------

          (a)  Consent to Sale of the Company.  If a Sale of the Company is
               ------------------------------
     approved by the Company and the holders of at least 67% of the Institutional Investor Stock (as defined in the Stock Purchase Agreement dated as of November 27, 1996, by and among the Company, MDCP, Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr.) then outstanding (the "Approved
                                                                     --------
     Sale"), you shall consent to and raise no objections against the Approved
     ----
     Sale of the Company, and if the Approved Sale of the Company is structured as a sale of stock, you shall agree to sell all of your Option Shares then outstanding, and all of your Options then remaining unexercised hereunder (regardless of whether such Options are then vested and exercisable), on such terms and conditions as shall be approved by the Board and the holders of at least 67% of the Institutional Investor Stock then outstanding, provided that such terms and conditions (including price) shall be no less favorable than those on which shares of Institutional Investor Stock are being sold in the Approved Sale. Any of your unexercised Options to be purchased in the Approved Sale shall be purchased at a price equal to (i) the price at which shares of Institutional Investor Stock are being purchased in the Approved Sale minus (ii) the Option Price. You shall take all necessary and desirable actions in connection with the consummation of the Approved Sale of the Company.

          (b)  Purchaser Representative.  If the Company or the holders of the
               ------------------------
     Company's securities enter into any negotiation or transaction for which Rule 506 (or any successor rule then in effect) under the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), you shall at the request of the Company appoint a "purchaser representative" (as such term is defined in Rule 501 under the Securities Act) reasonably acceptable to the Company. If you appoint the purchaser representative designated by the Company, the Company shall pay the fees of such purchaser representative. If you decline to appoint the purchaser representative designated by the Company, you shall appoint another purchaser representative reasonably acceptable to the Company, and you shall be responsible for the fees of the purchaser representative so appointed.

The provisions of this paragraph 16 shall automatically become null and void and of no further force or effect upon the earlier of (i) the consummation of a Sale of the Company or (ii) the consummation of the Initial Public Offering.

          17.  REMEDIES.  The parties hereto (and prior to the consummation of
               --------
the Initial Public Offering, the Other Stockholders as third-party beneficiaries) shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto acknowledge and agree that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto (and prior to the consummation of the Initial Public Offering, any Other Stockholder as a third-party beneficiary) may apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief (without posting bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement. All rights of the Other Stockholders as third-party beneficiaries under this Agreement shall automatically terminate upon the consummation of the Initial Public Offering.

          18.  AMENDMENT.  Any amendment to the Plan shall be deemed an
               ---------
amendment to this Agreement to the extent that any such amendment is applicable to this Agreement; provided, however, that (a) prior to the consummation of the Initial Public Offering, no such amendment shall adversely affect your rights under this Agreement without the prior written consent of a majority (based on the total number of Option Shares subject to Options held) of the holders of then outstanding Options granted under the Plan whose rights are similarly adversely affected, and (b) following the consummation of the Initial Public Offering, no such amendment shall adversely affect your rights under this Agreement without your prior written consent. Prior to the consummation of the Initial Public Offering, this Agreement may not otherwise be amended in any way that would adversely affect your rights hereunder without the prior written consent of a majority (based on the total number of Option Shares subject to Options held) of the holders of then outstanding Options granted under the Plan whose Option agreements are to be similarly amended, and following the consummation of the Initial Public Offering, this Agreement may not otherwise be amended in any way that would adversely affect your rights hereunder without your prior written; provided, however, that prior to the consummation of the Initial Public Offering, no provision of paragraph 12, 13, 14, 15, 16, 17 or 18 of this Agreement may be amended or waived without the prior written consent of at least 67% of the Institutional Investor Stock then outstanding, if such amendment or waiver would have a detrimental effect on the Other Stockholders.

          19.  SUCCESSORS AND ASSIGNS.  Except as otherwise expressly provided
               ----------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

          20.  SEVERABILITY.  Whenever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any other provision of this Agreement.

          21.  COUNTERPARTS.  This Agreement may be executed simultaneously in
               ------------
two or more counterparts (including by facsimile), each of which shall constitute an original, and all of which taken together shall constitute one and the same Agreement.

          22.  DESCRIPTIVE HEADINGS.  The descriptive paragraph headings in this
               --------------------
Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          23.  GOVERNING LAW.  The corporate law of Delaware shall govern all
               -------------
questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of Illinois.

          24.  NOTICES.  All notices, demands or other communications to be
               -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally, one business day after being sent by reputable overnight courier (charges prepaid) or four business days after being mailed by certified or registered mail (postage prepaid and return receipt requested), to the recipient. Such notices, demands and other communications shall be sent to the addresses indicated below:

          (a)  If to you:
               <<FirstName>> <<LastName>>
               <<Address1>>
               <<City>>, <<State>>  <<PostalCode>>

          (b)  If to the Company:

               Focal Communications Corporation
               200 North LaSalle Street
               Chicago, Illinois 60601
               Attention: President

          (c) If to the Other Stockholders, to the address listed in the Company's records; or to such other address (or to the attention of such other person) as the receiving party may hereafter specify by prior written notice to the sending party.

          25.  THIRD-PARTY BENEFICIARIES.  You and the Company hereby
               -------------------------
acknowledge that, until the consummation of the Initial Public Offering, the Other Stockholders are third-party beneficiaries under this Agreement.

          26.  ENTIRE AGREEMENT.  This Agreement constitutes the entire
               ----------------
understanding between you and the Company and supersedes all prior oral and written agreements with respect to the subject matter hereof.

                                  *  *  *  *

          Please execute the enclosed copy of this Agreement in the space provided below and return it to the Secretary of the Company at the executive offices of the Company to confirm your receipt of copies of, and your understanding and acceptance of the terms and conditions of, this Agreement and the Plan.

                         Very truly yours,

                         FOCAL COMMUNICATIONS CORPORATION


                         By____________________________________________
                         Its President and Chief Executive Officer

Enclosures:  1.  Extra copy of this Agreement
             2.  Copy of the Plan


          The undersigned hereby acknowledges receipt of copies of, and his or her understanding and acceptance of the terms and conditions of, this Agreement and the Plan.

Dated as of: ______________, 1998




                                     ___________________________________________
                                                     (Signature)


                                     ___________________________________________
                                               Name (printed or typed)